UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Promissory Notes

On January 3, 2018 (the "Closing Date"), Radisys Corporation (the "Company") entered into a Note Purchase Agreement (the “Note Purchase Agreement”) among the Company, as borrower, the Guarantors (as defined below) from time to time party thereto, the purchasers from time to time party thereto (collectively, the “Purchasers”) and HCP-FVG, LLC, an affiliate of Hale Capital Partners LP, as collateral agent and as a Purchaser ("Hale Capital"). Pursuant to the Note Purchase Agreement, the Company issued and sold to the Purchasers senior secured promissory notes in an aggregate original principal amount of $17,000,000 (the "Notes").

The Notes bear interest at a rate equal to the prime rate plus 5.75% (currently 10.25% per year), payable monthly in arrears. For any interest payment date occurring on or prior to August 31, 2018, the monthly interest payment will be paid in the form of additional Notes (unless an event of default has occurred and is continuing, in which case all interest shall be paid in cash). Thereafter, the interest will be payable monthly in cash in arrears. Interest on the Notes will be computed on the basis of a 360-day year comprising twelve 30-day months. During the continuance of a default or event of default, the Notes will bear interest at a rate 5.00% above the otherwise applicable interest rate.

The maturity date of the Notes is January 3, 2021 (the “Term Maturity Date”). The Company is required to redeem the Notes in principal installments of (i) $1,500,000 payable on August 31, 2018, (ii) $1,750,000 payable on the last day of the fiscal quarter ending September 30, 2018, (iii) $1,250,000 payable on the last day of the fiscal quarter ending December 31, 2018 and (iv) $1,500,000 payable on the last day of each fiscal quarter beginning with the fiscal quarter ending March 31, 2019 and continuing through the last full fiscal quarter prior to the Term Maturity Date. In addition, the Company will be required to redeem all of the Notes upon a change of control and will be required to make certain mandatory redemptions of the Notes with (x) the net proceeds of any voluntary or involuntary sale or disposition of assets (including casualty losses and condemnation awards, subject to certain exceptions) and (y) 33% of the net proceeds from the issuance or sale of any equity (unless an event of default exists under the Note Purchase Agreement, in which case it will be 100% of the net proceeds), subject to certain exceptions and limitations. The Company may also redeem to Notes in whole or in part at any time.

All redemptions of the Notes (whether mandatory, optional or as result of the acceleration of the Notes) are subject to a prepayment fee as follows: (i) if a prepayment is on or before January 3, 2020, 5% of the principal prepaid; and (ii) if prepayment is on or after January 4, 2020 and on or before January 2, 2021, 3% of the principal prepaid.

The Note Purchase Agreement contains representations and warranties, covenants, indemnities and conditions, in each case, that the Company believes are customary for transactions of this type. Under the Note Purchase Agreement, the Company is required to meet certain financial and other restrictive covenants, including maintaining a minimum Coverage Ratio and Total Liquidity (each as defined in the Note Purchase Agreement), maintaining the amount of negative cumulative cash flow from operations below an agreed threshold, maintaining certain minimum levels of revenue and not exceeding a maximum long-term deferred revenue threshold. Additionally, the Company and its subsidiaries are also prohibited from taking certain actions without consent of the Purchasers, including, without limitation, incurring additional indebtedness, entering into certain mergers or other business combination transactions, disposing of or permitting liens or other encumbrances on their assets, making restricted payments, including cash dividends on shares of the Company's common stock, and other investments and making capital expenditures in excess of certain thresholds, in each case, except as otherwise expressly permitted under the Note Purchase Agreement. The Note Purchase Agreement contains events of default that the Company believes are customary for transactions of this type. If a default occurs and is not cured within the applicable cure period or is not waived, any outstanding obligations under the Note Purchase Agreement may be accelerated.

The Notes will be guaranteed on a senior secured basis by the Company’s subsidiary, Radisys International LLC (“Radisys International”). Each of its future material domestic subsidiaries will also be required to guarantee the Notes on a senior secured basis (collectively with Radisys International, the “Guarantors”). The Company’s and the Guarantors’ obligations under the Notes and any guarantee of the Notes (and certain related obligations) are secured by substantially all of the Company’s and the Guarantors’ tangible and intangible assets, subject to specified exceptions (the “Collateral”). The Company’s and the Guarantors’ obligations under the Notes and any guarantee of the Notes (and certain related obligations) have first-priority in the waterfall set forth in an intercreditor agreement entered into in connection with the Notes and the ABL Facility (as defined below) (the “Intercreditor Agreement”) in respect of the liens on the Collateral other than the ABL Priority Collateral (as defined below) (the “Term Priority Collateral”). The Company’s and the Guarantors’ obligations under the Notes and any guarantee of the Notes (and certain related obligations) have second-priority in the waterfall set forth in the Intercreditor Agreement in respect of the liens on the ABL Priority Collateral. The Company must also maintain at least $4,000,000 in cash in a restricted deposit account at UMB Bank, n.a. or at a restricted deposit account designated by Hale

Capital through June 30, 2018 and at least $6,000,000 in cash in a restricted deposit account at UMB Bank, n.a. or at a restricted deposit account designated by Hale Capital on and after July 1, 2018. The amount in the restricted account will secure both the obligations under t under the Notes and the ABL Facility (as defined below).

Until the Notes are repaid in full, the Purchasers will have the right to appoint a Hale Capital representative acceptable to the Purchasers as an observer to the Board of Directors of the Company.

The foregoing description of the Note Purchase Agreement is qualified in its entirety by the copy thereof, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

ABL Facility

On the Closing Date, the Company also entered into a Loan and Security Agreement (the “ABL Credit Agreement”) between Marquette Business Credit, LLC, as lender (the “Lender”), and the Company, as borrower. The ABL Credit Agreement provides for a revolving credit facility that provides financing of up to $20.0 million, with a $1.5 million sub-limit for letters of credit (the “ABL Facility”). Borrowings under the ABL Facility are subject to a borrowing base, which is a formula based upon certain eligible domestic accounts receivables, plus the lesser of (x) certain eligible foreign accounts receivables and (y) $20.0 million and minus certain established reserves and the amount of certain other funds held in blocked accounts. The ABL Credit Agreement matures on January 3, 2021.

Outstanding borrowings under the ABL Facility bear interest at a rate per annum equal to the sum of the applicable base rate, which is the higher of (i) the prime rate then in effect and (ii) LIBOR plus 2.00%, plus, in each case, 1.00% and is payable monthly in arrears. During the continuance of a default or event of default, borrowings under the ABL Facility will bear interest at a rate 2.00% above the otherwise applicable interest rate. Under the ABL Credit Agreement, the Company is required to pay a commitment fee of 0.375% per annum based on the average unused portion of the revolving loan commitment and certain other fees in connection with the origination of the ABL Facility and the issuance of letters of credit. In connection with the early termination of the ABL Facility, the Company will also be required to pay (x) a fee equal to 2.00% of the total revolving loan commitment if termination occurs on or prior to the first anniversary date of the Closing Date and (y) 1.00% of the total revolving loan commitment if termination occurs after the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date. There is no early termination fee if the ABL Facility is terminated after the second anniversary of the Closing Date.

The ABL Credit Agreement contains representations and warranties, covenants, indemnities and conditions, in each case, that the Company believes are customary for transactions of this type. Pursuant to the terms of the ABL Credit Agreement, the Company is required to meet certain financial and other restrictive covenants, including maintaining a minimum Fixed Charge Coverage Ratio (as defined in the ABL Credit Agreement) and not exceeding maximum capital expenditures in any fiscal year (each as defined in the ABL Credit Agreement), not exceeding certain thresholds for Cash Loss After Debt Service (as defined in the ABL Credit Agreement) and. Additionally, the Company is also prohibited from taking certain actions without consent of the Lender, including, without limitation, incurring additional indebtedness, entering into certain mergers or other business combination transactions, disposing of or permitting liens or other encumbrances on the Company's assets and making restricted payments, including cash dividends on shares of the Company's common stock, in each case, except as expressly permitted under the ABL Credit Agreement. The ABL Credit Agreement contains events of default that the Company believes are customary for transactions of this type. If a default occurs and is not cured within the applicable cure period or is not waived, any outstanding obligations under the ABL Credit Agreement may be accelerated.

The ABL Facility will be guaranteed on a senior secured basis by the Guarantors. The Company’s and the Guarantors’ obligations under the ABL Facility and any guarantee of the ABL Facility (and certain related obligations) are secured by first-priority liens on the Collateral. The Company’s and the Guarantors’ obligations under the ABL Facility and any guarantee of the ABL Facility (and certain related obligations) have first-priority in the waterfall set forth in the Intercreditor Agreement in respect of the liens on the Collateral constituting, among other things, accounts, inventory and cash of the Borrower and the Guarantors (collectively, the “ABL Priority Collateral”). The Company’s and the Guarantors’ obligations under the ABL Facility and any guarantee of the ABL facility (and certain related obligations) have second-priority in the waterfall set forth in the Intercreditor Agreement in respect of the liens on the Term Priority Collateral. As described above, the Company must also maintaining minimum cash balances in a restricted deposit account of $4,000,000 through June 30, 2018 and $6,000,000 on and after July 1, 2018, which will secure both the obligations under the Notes and the ABL Facility.

The foregoing description of the ABL Credit Agreement is qualified in its entirety by the copy thereof, which is attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

Warrants

The descriptions of the Warrants (as defined below) provided in Item 3.02 of this Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

On January 3, 2018, concurrently with the Company’s entry into the Note Purchase Agreement and the ABL Credit Agreement described in Item 1.01 hereof, the Company repaid in full and terminated that certain Credit Agreement, dated September 19, 2016, between the Company, as borrower, Silicon Valley Bank, as administrative agent, and the other lenders party thereto, which provided for a three-year revolving credit facility with a $30.0 million revolving loan commitment.

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission (“SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On January 4, 2018, the Company issued a press release announcing its preliminary revenue estimates for the fiscal quarter ended December 31, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

This press release contains forward-looking statements, including statements about the Company's business strategy, changes in reporting segments financial outlook and expectations for fiscal 2018, and statements related to revenue and gross margins from the Company’s segments and product lines, investments in future growth, expense savings or reductions, increased profitability, product line focus, operational and administrative efficiencies, revenue growth, margin improvement, financial performance and other attributes of the Company. Such forward-looking statements are subject to the disclosures in Item 8.01 of this Form 8-K. All information in the press release is as of January 4, 2018. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The descriptions of the Note Purchase Agreement and Notes issued thereby and the ABL Credit Agreement, respectively, provided in Item 1.01 of this Form 8-K are incorporated by reference into this Item 2.03.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 29, 2017, the Company’s Board of Directors approved a restructuring predominantly associated with its DCEngine product line, including an expected write down of inventory during the fiscal quarter ending December 31, 2017.

The Company expects to record restructuring charges of approximately $18 million through the end of the second quarter ending June 30, 2018, comprised of approximately $7 million in connection with actions across the business to streamline the Company’s expense structure, including employee termination costs and non-cash asset write-downs, and approximately $11 million in connection with a one-time write down of inventory.

This Item 2.05 contains forward-looking statements, including, but not limited to, statements related to the expected costs associated with the financial impact of the overall restructuring actions, expected savings and anticipated completion date. Such forward-looking statements are subject to the disclosures in Item 8.01 of this Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Item 2.05 as a result of new information, future events or changes in its expectations.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the issuance of the Notes described in Item 1.01 of this Form 8-K, on January 3, 2017, the Company issued to an affiliate of Hale Capital and another purchaser warrants to purchase up to 6,006,667 shares of common stock at an exercise price equal to $1.00 per share on the Closing Date (the “Warrants”). The exercise price of the Warrants and the number of shares of common stock to be purchased upon exercise of the Warrants is subject to adjustment upon certain events, including certain price-based anti-dilution adjustments in the event of future issuances of equity securities. The term of the Warrants is seven years from the Closing Date.

The Company relied on the exemption from registration contained in Section 4(2) of the Securities Act in connection with the issuance of the Warrants. The Company has agreed to register the shares of common stock underlying the Warrants for resale under the Securities Act of 1933, as amended (the "Securities Act").

The foregoing description of the Warrants is qualified in its entirety by the copy of the form thereof, which is attached as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and the press release furnished herewith contain forward-looking statements as disclosed in the Items above. These forward-looking statements are based on the Company's expectations and assumptions, as of the date such statements are made, regarding the Company's future operating performance and financial condition, customer requirements, outcome of product trials, the economy and other future events or circumstances described in this Form 8-K and the press release furnished herewith. Actual results and timing of events could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) increased Tier 1 commercial deployments across multiple product lines, (b) continued implementation of the Company’s next-generation products, (c) effective implementation of the planned restructuring, (d) customer implementation of traffic management solutions, (e) the outcome of product trials, (f) the market success of customers' products and solutions, (g) the development and transition of new products and solutions, including the Company’s FlowEngine appliance, MobilityEngine 5G RAN technology, MediaEngine Transcoding solutions and professional services programs across the Company’s strategic product lines, (h) the enhancement of existing products and solutions to meet customer needs and respond to emerging technological trends, (i) the Company’s ability to raise additional growth capital, (j) the Company's dependence on certain customers and high degree of customer concentration, (k) the Company's use of one contract manufacturer for a significant portion of the production of its products, including the success of transitioning contract manufacturing partners, (l) matters affecting the telecom and embedded product industries, including changes in industry standards, changes in customer requirements and new product introductions, (m) actions by regulatory authorities or other third parties, (n) cash generation, (o) changes in tariff and trade policies and other risks associated with foreign operations, (p) fluctuations in currency exchange rates, (q) the ability of the Company to successfully complete any future restructuring, acquisition or divestiture activities, (r) risks relating to fluctuations in the Company's operating results, the uncertainty of revenues and profitability and the ability to meet certain financial covenants as well as the potential need to raise additional funding, (s) risks related to cost reduction efforts and (t) other factors listed in the Company's reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2016, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company's investor relations web site at http://investor.radisys.com/, or at the SEC's website at http://www.sec.gov. Although forward-looking statements help provide additional information about the Company, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Note Purchase Agreement, dated as of January 3, 2018, by and among Radisys Corporation, as borrower, the guarantors from time to time party thereto, the purchasers from time to time party thereto and HCP-FVG LLC, as collateral agent.

10.2	Loan and Security Agreement, dated as of January 3, 2018, between Marquette Business Credit, LLC, as lender, and Radisys Corporation, as borrower.
10.3	Form of Warrants, dated as of January 3, 2018, by Radisys Corporation in favor of the purchasers thereof or their registered assigns.
99.1	Fourth Quarter 2017 Preliminary Financial Results Release, dated January 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	January 4, 2018	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)